LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Macquarie Diversified Income Fund

Supplement Dated February 19, 2025

Summary Prospectus dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary Prospectus

This Supplement updates certain information in the Summary Prospectus for the LVIP Macquarie Diversified Income Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) on December 10-11, 2024, the Board approved the appointment FIAM LLC (“FIAM”) as the new sub-adviser to the Fund, effective on or about May 1, 2025 (“Effective Date”). FIAM will replace Delaware Investments Fund Advisers (“DIFA”).

As of the Effective Date, the Fund’s Summary Prospectus is revised as follows:

1.	All references to, and information regarding, DIFA are deleted in their entirety.

2.	The Fund’s name is changed as noted. All references to the Fund’s name are revised accordingly.

New Fund Name (effective 5/1/25)	Former Fund Name
LVIP Fidelity Institutional AM® Total Bond Fund	LVIP Macquarie Diversified Income Fund

3.	The information under the heading Principal Investment Strategies on page 2 is deleted and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of assets in debt securities of all types and repurchase agreements for those securities.

Lincoln Financial Investments Corporation serves as the Fund’s adviser. FIAM LLC dba Fidelity Institutional Asset Management (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Advisor uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the Fund and selecting its investments. The Sub-Adviser allocates the Fund’s assets across investment-grade, high yield, and emerging markets debt securities. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.

The Fund may invest 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Sub-Advisor manages the Fund to have similar overall interest rate risk to the index. Investing in domestic and foreign issuers. Allocating assets across different asset classes, market sectors, and maturities.

The Sub-Advisor analyzes the credit quality of the issuer, the issuer’s potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

The Fund engages in transactions that have a leveraging effect on the Fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the Fund’s risk exposure.

In addition to the principal investment strategies discussed above, the Sub-Adviser may invest in collateralized loan obligations.

4.	The information under the Principal Risks section beginning on page 2 is deleted and replaced with the following:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.

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Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.

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Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

●	Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

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Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested. The use of leverage may also increase the Fund’s duration and sensitivity to interest rate environments.

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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.

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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.

5.	The following information is added under the Investment Adviser and Sub-Advisers section on page 4:

Investment Sub-Adviser: FIAM LLC (“FIAM”)

6.	The table under the Portfolio Managers section on page 4 is deleted and replaced with the following:

FIAM Portfolio Managers	Company Title	Experience with Fund
Ford O’Neil	Co-Portfolio Manager	Since May 2025
Celso Muñoz	Co-Portfolio Manager	Since May 2025
Michael Plage	Co-Portfolio Manager	Since May 2025
Stacie Ware	Co-Portfolio Manager	Since May 2025
Brian Day	Co-Portfolio Manager	Since May 2025
Michael Foggin	Co-Portfolio Manager	Since May 2025
Benjamin Harrison	Co-Portfolio Manager	Since May 2025
Sean Corcoran	Co-Portfolio Manager	Since May 2025

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE